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Exhibit 21.1

SEACOR HOLDINGS INC.
MAJORITY OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2007

Jurisdiction of Incorporation
Arctic Leasing LLC	Delaware
Boston Putford Offshore Safety Ltd.	England
Bruce Marine Limited	Scotland
CapSea Holdings LLC	Delaware
Delaware Tanker Holding I, Inc.	Delaware
Delaware Tanker Holding II, Inc.	Delaware
Delaware Tanker Holding III, Inc.	Delaware
Delaware Tanker Holding IV, Inc.	Delaware
Delaware Tanker Holding V, Inc.	Delaware
Energy Logistics, Inc.	Delaware
Era FBO LLC	Delaware
Era Flightseeing LLC	Delaware
Era Helicópteros de México S. de R.L. de C.V.	Mexico
Era Helicopters, LLC	Delaware
Era Helicopters (Mexico) LLC	Delaware
Era Group Inc.	Delaware
Era Leasing LLC	Delaware
Era Med LLC	Delaware
Galaxie Offshore LLC	Louisiana
Galaxie Offshore Barges LLC	Delaware
Gateway Terminals LLC	Delaware
Gem Shipping Inc.	Delaware
Gem Shipping Ltd.	Cayman Islands
Gilbert Cheramie Boats L.L.C.	Louisiana
Graham Offshore LLC	Delaware
Graham Offshore Barges LLC	Delaware
Graham Offshore Tugs LLC	Delaware
Haven Shipping Company Limited	Scotland
International Response Corporation	Delaware
Kemp's Rivers Edge Vactor Services, Inc.	Washington
Kinsman Lines, Inc.	Delaware

Lake Palma, S.L.	Spain
Liberty Services, Inc.	Louisiana
Lightship Limited Partner Holdings, LLC	Delaware
Lightship Partners, L.P.	Delaware
Lightship Tanker Holdings, LLC	Delaware
Lightship Tankers I LLC	Delaware
Lightship Tankers II LLC	Delaware
Lightship Tankers III LLC	Delaware
Lightship Tankers IV LLC	Delaware
Lightship Tankers V LLC	Delaware
Link Associates International Global Limited	England
Link Associates International Limited	England
Lone Star Marine Services, Inc.	Florida
Maranta S.A.	Argentina
Marine Environmental Services (Thailand) Ltd.	Thailand
Masquerade II, Inc.	Florida
McCall's Boat Rentals L.L.C.	Louisiana
McCall's Boat Rental Barges LLC	Delaware
National Response Corporation	Delaware
National Response Corporation of Puerto Rico	Delaware
Northland Marine Services, Inc.	Washington
NRC Environmental Services Inc.	Washington
O'Brien Oil Pollution Service, Inc.	Louisiana
OSRV Holdings, Inc.	Delaware
Putford Ltd.	England
Response Management Associates, Inc.	Texas
Rivers Edge Services, Inc.	Washington
SCF Agri/Fuels LLC	Delaware
SCF Barge Line LLC	Delaware
SCF Boats LLC	Delaware
SCF Fleeting LLC	Delaware
SCF Marine Inc.	Delaware
SCF International LLC	Marshall Islands

SCF/JAR Investments LLC	Delaware
SCFM Towing LLC	Delaware
SCF Real Estate LLC	Delaware
SCF Waxler Barge Line LLC	Delaware
SCF Waxler Marine LLC	Delaware
Seabulk America LLC	Delaware
Seabulk Angola Holdings, Inc.	Marshall Islands
Seabulk Asset Management LLC	Delaware
Seabulk Chemical Transport, Inc.	Delaware
Seabulk Command, Inc.	Marshall Islands
Seabulk Congo, Inc.	Liberia
Seabulk E. G. Holdings, Inc.	Marshall Islands
Seabulk Eagle II, Inc.	Marshall Islands
Seabulk Energy Carriers, Inc.	Florida
Seabulk Energy Transport, Inc.	Florida
Seabulk Freedom, Inc.	Marshall Islands
Seabulk General Partner LLC	Delaware
Seabulk Global Carriers, Inc.	Marshall Islands
Seabulk Global Transport, Inc.	Marshall Islands
Seabulk Heron, Inc.	Marshall Islands
Seabulk International, Inc.	Delaware
Seabulk Island Transport, Inc.	Marshall Islands
Seabulk Jasper, Inc.	Marshall Islands
Seabulk Lincoln, Inc.	Marshall Islands
Seabulk Mallard, Inc.	Marshall Islands
Seabulk Marine International, Inc.	Delaware
Seabulk Marine Services, Inc.	Florida
Seabulk Master, Inc.	Marshall Islands
Seabulk Nyon, Inc.	Marshall Islands
Seabulk Ocean Transport, Inc.	Florida
Seabulk Offshore Abu Dhabi, Inc.	Florida
Seabulk Offshore de Mexico, S.A. de C.V.	Mexico
Seabulk Offshore do Brasil Ltda.	Brazil

Seabulk Offshore Dubai, Inc.	Florida
Seabulk Offshore Dubai, LLC	United Arab Emirates
Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea
Seabulk Offshore Holdings, Inc.	Marshall Islands
Seabulk Offshore International FZE	United Arab Emirates
Seabulk Offshore International, Inc.	Florida
Seabulk Offshore LLC	Delaware
Seabulk Offshore Marine Management, Inc.	Liberia
Seabulk Offshore Operators Nigeria Limited	Nigeria
Seabulk Offshore Operators Trinidad Limited	Trinidad & Tobago
Seabulk Offshore Operators, Inc.	Florida
Seabulk Offshore U.K. Ltd.	United Kingdom
Seabulk Offshore Venture Holdings, Inc.	Marshall Islands
Seabulk Offshore Vessel Holdings, Inc.	Marshall Islands
Seabulk Operators, Inc.	Florida
Seabulk Overseas Transport, Inc.	Marshall Islands
Seabulk Partners LP	Delaware
Seabulk Petroleum Transport, Inc.	Florida
Seabulk South Atlantic, Inc.	Marshall Islands
Seabulk Swift, Inc.	Marshall Islands
Seabulk Tankers, Inc.	Delaware
Seabulk Tims I, Inc.	Marshall Islands
Seabulk Towing, Inc.	Delaware
Seabulk Towing Services, Inc.	Florida
Seabulk Transmarine II, Inc.	Florida
Seabulk Transport, Inc.	Delaware
SEACAP AW LLC	Marshall Islands
SEACAP Leasing Associates LLC	Delaware
SEACAP Leasing Associates II LLC	Delaware
SEACAP Leasing Associates III LLC	Delaware
SEACAP Leasing Associates IV LLC	Delaware
SEACAP Leasing Associates V LLC	Delaware
SEACAP Leasing Associates VI LLC	Delaware

SEACOR Acadian Companies Inc.	Delaware
SEACOR Asset Management LLC	Delaware
SEACOR Bulk Carriers Inc.	Marshall Islands
SEACOR Cameroun SARL	Cameroon
SEACOR Capital (Asia) Limited	Hong Kong
SEACOR Capital (Singapore) Pte. Ltd.	Singapore
SEACOR Capital (UK) Ltd.	England
SEACOR Capital Corporation	Delaware
SEACOR Capital Two Ltd.	England
SEACOR Communications Inc.	Delaware
SEACOR Environmental Products LLC	Delaware
SEACOR Environmental Services Inc.	Delaware
SEACOR Environmental Services International Ltd.	Marshall Islands
SEACOR Environmental Services (Middle East) Ltd.	British Virgin Islands
SEACOR Environmental Services (Thailand) Ltd.	Thailand
SEACOR Environmental Services (U.K.) Ltd.	England
SEACOR (GP) KS	Norway
SEACOR Inland River Transport Inc.	Delaware
SEACOR International Chartering Inc.	Delaware
SEACOR International Ltd.	England
SEACOR Management Services Inc.	Delaware
SEACOR Marine (Asia) Pte. Ltd.	Singapore
SEACOR Marine (Bahamas) Inc.	Marshall Islands
SEACOR Marine (Cyprus) Ltd.	Cyprus
SEACOR Marine (Europe) B.V.	Netherlands
SEACOR Marine (International) Ltd.	England
SEACOR Marine (Isle of Man) Ltd.	Isle of Man
SEACOR Marine (Nigeria) L.L.C.	Louisiana
SEACOR Marine Guernsey Ltd.	Guernsey
SEACOR Marine International LLC	Delaware
SEACOR Marine International Barges LLC	Delaware
SEACOR Marine LLC	Delaware
SEACOR Meridian Inc.	Delaware

SEACOR Ocean Boats Inc.	Delaware
SEACOR Ocean Transport Inc.	Delaware
SEACOR Offshore LLC	Delaware
SEACOR Offshore Barges LLC	Delaware
SEACOR Offshore Freight Trading Ltd.	Marshall Islands
SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands
SEACOR Offshore Services Inc.	Delaware
SEACOR Offshore Supplyships One Ltd.	Marshall Islands
SEACOR Payroll Management LLC	Delaware
SEACOR Tankers LLC	Delaware
SEACOR Vision Barges LLC	Delaware
SEACOR Worldwide Inc.	Delaware
SEACOR Worldwide Barges LLC	Delaware
SEACOR-SMIT Holdings B.V.	Netherlands
SEACOR-SMIT Offshore (International) Inc.	Delaware
SEACOR-SMIT Offshore (International) Ltd.	Marshall Islands
SEACOR-SMIT Offshore (Worldwide) Ltd.	Marshall Islands
SEACOR-SMIT Offshore I Inc.	Delaware
SEACOR Supplyships 1 AS	Norway
SOLID RESOURCES, INC.	Florida
SOLID RESOURCES LLC	Florida
South Atlantic Response S.A.	Argentina
South of Fleet Street, LLC	Tennessee
South Sea Servico Maritimos Ltda.	Brazil
Southern Crewing Services Ltd.	England
Stirling Marine Limited	Scotland
Stirling Offshore Limited	Scotland
Stirling ShipManagement Limited	Scotland
Stirling Shipping Company Limited	Scotland
Stirling Shipping Holdings Limited	Scotland
Stirling Trustees Limited	Scotland
Storm Shipping Inc.	Delaware
The O'Brien's Group, Inc.	Delaware

Vector-Seacor Ltd.	England
VEESEA Holdings Inc.	Delaware
Venezuelan Response Corporation, C.A.	Venezuela
Vensea Offshore Ltd.	Bahamas
Vensea Marine S.R.L.	Venezuela
Warbler Shipping Ltd.	England
Weston Barge Line, Inc.	Delaware
Yarnell Marine, L.L.C.	Washington
Yarnell Offshore (MI)Ltd.	Marshall Islands

SEACOR HOLDINGS INC.
50% OR LESS OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2007

Jurisdiction of Incorporation
Advance Trading Partners, LLC	Delaware
Applied Environmental Equipment LLC	California
Applied Process Technology, Inc.	California
Avion Pacific Limited	Hong Kong
Avion Logistics Limited	Hong Kong
C-Lift LLC	Delaware
CSP Electronics, L.L.C.	Louisiana
Era Training Center LLC	Delaware
GEPBULK S.L.	Equatorial Guinea
Lonestar Towing LLC	Delaware
Marine Seacor Pte. Ltd.	Singapore
Mantenimiento Express Maritimo S. de R.L. de C.V.	Mexico
Modant Seabulk Heron Limited	British Virgin Islands
Modant Seabulk Jasper Limited	British Virgin Islands
Modant Seabulk Lincoln Limited	British Virgin Islands
Modant Seabulk Mallard Limited	British Virgin Islands
Modant Seabulk Nigeria Limited	Nigeria
Modant Seabulk Swift Limited	British Virgin Islands
Nautical Power, L.L.C.	Delaware
Nautical Power (International) LLC	Marshall Islands
Red Dragon Marine Services Ltd.	China
SCF Towboat III, L.P.	Delaware
SCFCO Holdings LLC	Marshall Islands
SCFCo EC 1 LLC	Marshall Islands
Seabulk Offshore de Angola, Lda.	Angola
Sea Treasure Shipping Ltd.	Liberia
SEACOR Marine Sakhalin LLC	Russian Federation
SEACOR Offshore de Mexico S. de R.L. de C.V.	Mexico
SEACOR Supplyships 1 KS	Norway
SES Borkit LLP	Kazakhstan
SESAR Ltd.	Marshall Islands
Seaspraie Holdings LLC	Delaware
SES-CHEM Company Limited	Thailand
SES-HAZTEC Servicos de Resposta a Emergencia Lda.	Brazil
SESMEKE Ltd.	Marshall Islands
SESMEKE Cevre Koruma Hizmetleri Limited Sirketi	Turkey
ShipServ Inc.	Delaware
Smit-Lloyd Matsas (Hellas) Shipping Co. S.A.	Greece
Smit-Lloyd Mainport (Ireland) Ltd.	Ireland
Societe de Gastion des Services Portuaires	Republic of the Congo
Soylutions LLC	Illinois
Strategic Software Ltd.	England
SvitzerWijsmuller Idku SAE	Egypt
WeatherWise USA, Inc.	Delaware
West Coast Standby Ltd.	England

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  Exhibit 21.1
SEACOR HOLDINGS INC. MAJORITY OWNED SUBSIDIARIES AS OF DECEMBER 31, 2007
SEACOR HOLDINGS INC. 50% OR LESS OWNED SUBSIDIARIES AS OF DECEMBER 31, 2007